Filed pursuant to Rule 497(e)

Registration Nos. 333-204808; 811-23066

FMC Excelsior Focus Equity ETF

FMCX

a series of Northern Lights Fund Trust IV (the “Trust”)

Supplement dated May 8, 2023

to the Summary Prospectus, Prospectus, and Statement of Additional Information (“SAI”) of FMC Excelsior Focus Equity ETF (the “Fund”),

each dated April 18, 2022, as supplemented January 5, 2023

Notice of Potential Ownership Change

Vident Investment Advisory, LLC (“VIA”) serves as the current trading sub-adviser to the Fund pursuant to an investment sub-advisory agreement between VIA and First Manhattan Co. LLC, the Fund’s adviser (the “Current Sub-Advisory Agreement”).

Pursuant to a membership interest purchase agreement signed on March 24, 2023, Vident Capital Holdings, LLC, a subsidiary of MM VAM, LLC, is expected to acquire Vident Advisory, LLC (the “Transaction”). MM VAM, LLC is an entity controlled by Casey Crawford. As of the closing date, Mr. Crawford will effectively control Vident Advisory (“VA”) which will acquire the assets and liabilities of VIA. The Transaction is expected to be completed in the third quarter of 2023. Upon the close of the Transaction, pursuant to the Investment Company Act of 1940, as amended (the “1940 Act”), the Current Sub-Advisory Agreement will automatically terminate.

In anticipation of the termination of the Current Sub-Advisory Agreement, VA is seeking to enter into a new investment sub-advisory agreement with First Manhattan Co. LLC, (the “New Sub-Advisory Agreement”). The New Sub-Advisory Agreement is subject to approval by Fund shareholders.

At a meeting of the Board of Trustees of the Trust (the “Board”), held on April 24, 2023, the Board, including a majority of the trustees who are not interested persons of the Trust (as defined by the 1940 Act), approved (i) the New Investment Sub-Advisory Agreement between First Manhattan Co. LLC and VA; and (ii) an interim sub-advisory agreement between First Manhattan Co. LLC and VA.

There will be no change in the Fund’s portfolio manager, investment objective, principal investment strategy, and investment policies in connection with the Transaction.

Under the New Sub-Advisory Agreement, VA will receive the same compensation VIA currently receives under the Current Sub-Advisory Agreement. The Board approved the submission of the proposal to the Fund’s shareholders. A special meeting of Fund shareholders will be held to consider and vote on the proposal. Proxy materials will be sent to Fund shareholders with more information about the shareholder meeting and the proposal.

Please read the Proxy Statement when it is available because it contains important information. You can obtain free copies of the Fund’s Proxy Statement (when available), Prospectus and SAI, as well as the Fund’s Annual Report, by calling 1.888.530.2448, by writing to 399 Park Avenue, 27th Floor, New York, NY 10022, or by visiting www.firstmanhattan.com or by calling 1.888.530.2448. The Fund’s Proxy Statement will also be available on the U.S. Securities and Exchange Commission (“SEC”) website at www.sec.gov.

Please retain this Supplement for future reference.

You should read this Supplement in conjunction with the Fund’s Prospectus, Summary Prospectus and SAI dated April 18, 2022, which provide information that you should know about the Fund before investing.  The Fund’s Prospectus and SAI have each been filed with the U.S. Securities and Exchange Commission and are incorporated by reference.  Copies of these documents may be obtained without charge by visiting www.firstmanhattan.com or by calling 1-888-530-2448.